Statement of Additional Information (SAI) Supplement
                              Dated June 12, 2006*



Fund (SAI Date)                                           SAI Form #

RiverSource Retirement Plus 2010(SM) Fund (5/30/06)         S-6500 J

RiverSource Retirement Plus 2015 Fund (5/30/06)             S-6500 J

RiverSource Retirement Plus 2020 Fund (5/30/06)             S-6500 J

RiverSource Retirement Plus 2025 Fund (5/30/06)             S-6500 J

RiverSource Retirement Plus 2030 Fund (5/30/06)             S-6500 J

RiverSource Retirement Plus 2035 Fund (5/30/06)             S-6500 J

RiverSource Retirement Plus 2040 Fund (5/30/06)             S-6500 J

RiverSource Retirement Plus 2045 Fund (5/30/06)             S-6500 J

References to "Fund" throughout this supplement refer to the foregoing individual funds, singularly or collectively as the context requires.

The Agreements, Shareholder Service Agreement section has been revised as follows:

For funds with Class Y shares, except for Cash Management and the Retirement Plus funds, the fund pays the distributor a fee for service provided to shareholders by financial advisors and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of average daily net assets for Class Y.





S-6500-7 A (6/06)
*Valid until next SAI update.